UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFFOR THE DELAWARE In Re. Tricida, Inc. Debtor(s) § § § § Case No. 23-10024 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2023 Petition Date: 01/11/2023 Months Pending: 4 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 12 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Allison S. Mielke 05/22/2023 Allison S. Mielke Young Conaway Stargatt & Taylor, LLP 1000 N. King Street Wilmington, Delaware 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 1 of 12

UST Form 11-MOR (12/01/2021) 2 Debtor's Name Tricida, Inc. Case No. 23-10024 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $46,019,799 b. Total receipts (net of transfers between accounts) $138,030 $2,327,854 c. Total disbursements (net of transfers between accounts) $2,431,350 $5,747,767 d. Cash balance end of month (a+b-c) $43,726,479 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $2,431,350 $5,747,767 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $47,480,296 e. Total assets $47,480,296 f. Postpetition payables (excluding taxes) $6,721,957 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $6,721,957 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $228,602,458 n. Total liabilities (debt) (j+k+l+m) $235,324,415 o. Ending equity/net worth (e-n) $-187,844,119 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $485,000 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $485,000 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $138,030 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $138,030 d. Selling expenses $0 e. General and administrative expenses $-2,431,350 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $-510,271 k. Profit (loss) $-2,803,591 $-4,026,487 Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 2 of 12

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Tricida, Inc. Case No. 23-10024 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $2,233,948 $2,233,948 Itemized Breakdown by Firm Firm Name Role i Kurtzman Carson Consultants, IOther $0 $0 $352,349 $352,349 ii Miller Buckfire & Co LLC Financial Professional $0 $0 $81,756 $81,756 iii Sidley Austin LLP Lead Counsel $0 $0 $1,199,883 $1,199,883 iv SierraConstellation Partners LL Financial Professional $0 $0 $163,495 $163,495 v Young Conaway Stargatt & TayLocal Counsel $0 $0 $436,465 $436,465 vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 3 of 12

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Tricida, Inc. Case No. 23-10024 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Tricida, Inc. Case No. 23-10024 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $69,907 $0 $91,422 Itemized Breakdown by Firm Firm Name Role i Carpmaels & Ransford LLP Local Counsel $0 $2,719 $0 $2,719 ii Resource Global Professionals Financial Professional $0 $0 $0 $3,515 iii Bryan Cave Leighton Paisner L Local Counsel $0 $67,188 $0 $67,188 iv Moss Adams Financial Professional $0 $0 $0 $18,000 v vi vii viii ix x xi xii xiii xiv Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 5 of 12

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Tricida, Inc. Case No. 23-10024 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 6 of 12

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Tricida, Inc. Case No. 23-10024 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 7 of 12

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Tricida, Inc. Case No. 23-10024 xcix c c. All professional fees and expenses (debtor & committees) $0 $71,529 $0 $91,422 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $16,667 $61,291 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $382,085 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 8 of 12

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Tricida, Inc. Case No. 23-10024 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Annie Yoshiyama Signature of Responsible Party SVP, Finance and Chief Accounting Officer Printed Name of Responsible Party 05/22/2023 DateTitle Annie Yoshiyama Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 9 of 12

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Tricida, Inc. Case No. 23-10024 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 10 of 12

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Tricida, Inc. Case No. 23-10024 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Tricida, Inc. Case No. 23-10024 PageFour PageThree Case 23-10024-JTD Doc 511 Filed 05/22/23 Page 12 of 12

In re: Tricida, Inc. Case No. 23‐10024 Balance Sheet As of April 30, 2023 ($ in thousands) April 30,  2023 Assets Current assets: Cash and cash equivalents 43,726          Short‐term investments ‐                 Prepaid expenses and other current assets 3,754             Total current assets 47,480          Long‐term investments ‐                 Property and equipment, net ‐                 Operating lease right‐of‐use assets [1] ‐                 Total assets 47,480          Liabilities and stockholders’ equity Current liabilities: Accounts payable 20,175          Current operating lease liabilities [1] ‐                 Accrued expenses and other current liabilities 19,262          Preferred stock tranche obligation Total current liabilities 39,437          Non‐current Term Loan, net Convertible Senior Notes, net 195,888        Non‐current operating lease liabilities [1] ‐                 Other long‐term liabilities ‐                 Total liabilities 235,325        Commitments and contingencies Stockholders’ equity: Stockholders' equity: ‐                 Preferred stock ‐                 Common Stock 58                  Additional paid‐in capital 751,451        Accumulated other comprehensive income (loss) (92)                 Accumulated deficit (939,262)       Total stockholders’ equity (187,845)       Total liabilities and stockholders’ equity 47,480          [1] Lease assets and liabilities terminated as of 3/31/23 Case 23-10024-JTD Doc 511-1 Filed 05/22/23 Page 1 of 5

In re: Tricida, Inc. Case No. 23‐10024 Statement of Cash Receipts and Disbursements Summary Reporting Period: April 1, 2023 to April 30, 2023 ($ in thousands) April 30,  2023 Beginning Cash Balance 46,019$         Receipts Interest Income ‐                  Sale of Assets ‐                  Other 138                 Total Receipts 138                 Operating Disbursements Payroll & Benefits 8                      Rent & Utilities ‐                  Insurance ‐                  External Finance & HR 20                    External Legal, Facilities & IT 32                    Other Operating Disbursements 111                 Professional Fees 2,234              US Trustee Fees 27                    Other Non‐Operating Disbursements ‐                  Total Disbursements 2,431              Net Cash Flow (2,293)$          Ending Cash Balance 43,726            Case 23-10024-JTD Doc 511-1 Filed 05/22/23 Page 2 of 5

In re: Tricida, Inc. Case No. 23‐10024 Statement of Operations Reporting Period: April 1, 2023 to April 30, 2023 ($ in thousands) April 30,  2023 Cash‐Basis Gross Sales 138                Cost of goods sold ‐                 Gross profit 138                Selling expenses ‐                 General and administrative expenses (2,431)           Other expenses ‐                 Depreciation and/or amortization (not included in 4b) ‐                 Interest & Fees ‐                 Taxes (local, state, and federal) ‐                 Reorganization items (510)               Miscellaneous (Income) / Expense ‐                 Profit / (Loss) (2,804)$         Case 23-10024-JTD Doc 511-1 Filed 05/22/23 Page 3 of 5

In re: Tricida, Inc. Case No. 23‐10024 Summary of Cash Book Balances Reporting Period: April 30, 2023 Account Description Entity Bank Account Number Book Balance Last 4 Digits as of 4/30/2023 Operational Tricida, Inc. Silicon Valley Bank 4984 972,805$                 Assurance Account Tricida, Inc. Silicon Valley Bank 6340 4,000                        Payroll Tricida, Inc. Silicon Valley Bank 9912 ‐                             Credit Card Collateral Account Tricida, Inc. Silicon Valley Bank 0797 50,000                      Brokerage Account Tricida, Inc. US Bank 4395 42,699,674             Total 43,726,479$           Case 23-10024-JTD Doc 511-1 Filed 05/22/23 Page 4 of 5

In re: Tricida, Inc. Case No. 23‐10024 Additional Information Supplemental Information All Bank Statements and Bank Reconciliations for the Reporting Period /s/ Annie Yoshiyama May 22, 2023 Signature of Authorized Individual Date Annie Yoshiyama SVP Finance & Chief Accounting Officer Printed Name of Authorized Individual Title of Authorized Individual Part 7: Questionnaire a. Were any payment made on prepetition debt? No The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank  statements, bank reconciliations and journal entries during the period. The Debtor's standard practice is to ensure that bank reconciliations are completed before closing the books each reporting  period. I attest that each of the Debtor's bank accounts have been reconciled in accordance with its standard practice. All payments made on account prepetition debt during the period (and included in the disbursements reported herein) were  authorized under “first day” orders entered by the United States Bankruptcy Court for the District of Delaware.  These payments  are not itemized, but will be provided to the Office of the United States Trustee upon request. The individual detail of these payments is not included in this document but will be made available to the Office of the United  States Trustee upon request. Case 23-10024-JTD Doc 511-1 Filed 05/22/23 Page 5 of 5